Defined Asset Funds®

Fundamental Research
2000 Series
B

Earnings Growth *Consistency* Portfolio

CONSISTENT
EARNINGS
GROWTH

A legacy of earnings growth,
A future with promise…

Merrill Lynch

When it comes to selecting stocks, no one can be sure what the future will hold. However, we can learn by analyzing certain indicators from the past. How consistent has a company's earnings been over time? How about its sales? Does its future look promising? Defined Asset Funds® has considered these factors for you with our...

Earnings Growth Consistency Portfolio

Defined Asset Funds —
Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

A Legacy of Earnings Growth

With just one purchase, the Earnings Growth Consistency Portfolio offers you professionally selected growth stocks from companies whose earnings have stood the test of time. Through rigorous financial analysis and security selection, the Portfolio provides a blend of stocks from domestic companies with unusual records of relatively consistent and strong growth in sales and earnings for at least a decade.

A Future with Promise

The Portfolio seeks capital appreciation by investing for two years in a diversified collection of stocks from mid- and large-cap companies. While past performance is no guarantee of future results, these enterprises have outstanding histories of consistent growth and performance over significant periods of time.

Defined Asset Funds' experienced team of analysts established the following criteria for inclusion in this Fund:

  Increase in sales for each of the last ten years.
  Increase in earnings-per-share for at least nine of the last ten years.
  Average annual earnings-per-share growth of at least 15% during the last decade.
  Projected continued earnings growth of at least 15% for both 2000 and 2001, based on First Call Earnings Consensus.
Of the 30,670 companies reviewed, only 29 passed the original screening process. Defined Asset Funds made additional cuts based on credit worthiness and other factors. The remaining 19 stocks selected for the Earnings Growth Consistency Portfolio are diversified across health-care (29%), retail (23%), technology-related (23%) and miscellaneous services (25%).

A Defined Strategy

The fund will hold its stock for about two years. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge. Although the Earnings Growth Consistency Portfolio is a two-year investment, it is designed to be part of a longer-term investment strategy. We suggest you follow this Strategy for at least four to six years for potentially more consistent results.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol
Biomet, Inc.*	BMET	EMC Corporation	EMC
A world-wide leader in orthopedics, Biomet offers reconstructive and fixation devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, spinal implants and bone cements. This company is well known for its hip and knee replacements.		EMC designs, manufactures, markets and supports a wide range of storage-related hardware, software and service products for mainframe, open systems and network computer storage markets worldwide. Products are sold directly or through distributor and original equipment manufacturer (OEM) relationships with Unisys, Bull and Seimens.
Brinker International Inc.	EAT	Fastenal Company*	FAST
The largest restaurant operator in the U.S., this company has nine restaurant concepts, including Chili's Grill & Bar, Macaroni Grill and On the Border Cafes, serving over 500,000 customers daily. Its aggressive restaurant expansion plans, continuous research and development efforts, and the strong consumer demand trends in the casual dining sector suggest Brinker should see continued sales and earnings growth.		Among the country's leading industrial distributors, Fastenal sells fasteners and related products and general industrial components to small- and mid-sized industrial customers. We anticipate that the expansion of its distribution system, the introduction of new product lines and services and a new e-Commerce initiative should allow the rapid growth in sales and earnings to continue.
Brown & Brown, Inc.*	BRO	Health Management Associates, Inc.	HMA
Brown & Brown provides a broad range of insurance products and services as well as risk management, employee benefits administration and managed health-care services to its middle-market customers. Following the completion of a recently announced acquisition, this company will be ranked as the seventh largest insurance broker in the nation.		This company is a leading hospital management company with 36 acute-care hospitals in 12 states. Facilities are located in non-urban areas in the Southeast and Southwest.
The Charles Schwab Corporation*	SCH	The Home Depot, Inc.*	HD
A leader in discount brokerage and related services, this company combines the latest Internet and telephone technologies with around-the-clock personal service from brokers and staff in 280 branches. Schwab is the nation's largest Web broker, with over two million active online accounts.		The leading retailer in the home improvement industry, Home Depot is also among the ten largest retailers in the U.S. We expect continued earnings growth due to geographic expansion, aggressive pace of new store openings, and development of new store concepts such as the Villager's Hardware stores and EXPO Design Centers.
Cintas Corporation*	CTAS	Linear Technology Corporation*	LLTC
The largest U.S. uniform rental company, Cintas designs and manufactures corporate identity uniforms which it rents or sells to corporate customers. Its network of over 150 locations gives it a competitive advantage while the recent acquisition of competitor Unitog, we believe, should continue Cintas' 31-year record of consistent growth in sales and earnings.		Linear Technology designs, manufactures and markets linear integrated circuits. This company's principal product categories include amplifiers, fast data acquisition and data communication applications, voltage regulators, voltage references, interface circuits and data converters.
Cisco Systems, Inc.	CSCO	Omnicom Group, Inc.*	OMC
Cisco is the world-wide leader in networking for the Internet, with products including routers, LAN and ATM switches, dial-up access servers and network management software.		Operating the world's largest advertising and marketing services company, Omnicom's firms include BBDO Worldwide, DDB Needham and TBWA Chiat/Day.
Concord EFS, Inc.	CEFT	Safeway, Inc.	SWY
Concord is a provider of ATM services and a leading processor of credit and debit cards and other transaction services for retailers. This company expedites cashless commerce with outsourcing services geared toward particular industries.		Safeway is one of the largest food and drug retailers in North America, with about 1,500 stores in the western U.S. and Canada. With margins among the highest in the industry, this company's consistent sales and earnings growth have been driven by internal expansion as well as acquisitions, and we expect this to continue.
Dell Computer Corporation	DELL	Schering-Plough Corporation*	SGP
Dell is one of the world's leading direct marketers of computer systems and one of the top seven computer vendors in the world. It designs, develops, manufactures, markets, services and supports a wide range of computer systems. This company also markets software, peripherals and service and support programs.		Schering-Plough, a world-wide pharmaceutical and health-care products company, is the largest producer of antihistamines in the world, with Claritin having over 50% of the U.S. market. The approval pipeline is strong with about 32 products in testing or already filed.
Dollar General Corporation*	DG	Techne Corporation	TECH
Operating more than 4,000 retail stores across 24 central and southeastern states, this company sells an assortment of consumable basic merchandise. We believe that strong growth rates should continue due to significant increases in distribution capacity, rapid pace of new store openings and an increased focus on consumables.		Techne is a specialty manufacturer of biotechnology products with 3,500 products, including 504 new products which were introduced in fiscal 2000. Major products include hematology controls, antibodies, assay kits and purified proteins called cytokines.
		Universal Health Services, Inc.	UHS
This third largest publicly traded health-care management organization has 70 facilities in 20 states, the District of Columbia and Puerto Rico. Universal Health Services' facilities have leading positions in mid-sized rapidly growing markets with favorable demographics.
* This stock currently pays dividends.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

•	There can be no assurance that this Portfolio will meet its objective.

•	The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

•	This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

•	This Portfolio is concentrated in the healthcare industry, which may involve special risks.

•	Past earnings growth may not be indicative of future results.

Tax Efficiency
Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Portfolio for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). On rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.Please consult your tax advisor concerning state and local taxation.

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly payments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00

Maximum Sales Charge	4.00%	$40.00

Annual Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.219%	$2.16

Estimated Organization Costs		$2.81

If you sell your units before the final deferred sales charge installment, in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of Your Investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75
$100,000 to $249,999	3.25
$250,000 to $999,999	3.00
$1,000,000 or more	2.25

Add Consistency To Your Portfolio Today!

You can get started with $250. Call your financial professional to learn how the Earnings Growth Consistency Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You can request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read the prospectus carefully before you invest or send money.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.